                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  Form 8-K/A
                              (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                December 28, 1998


                  CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED
               (Exact name of Registrant as specified in charter)


      MARYLAND                    333-31434                13-3951476
     (State of              (Commission File No.)        (IRS Employer
   organization)                                      Identification No.)


                        50 Rockefeller Plaza, 2nd Floor
                            New York, New York 10020
                    (Address of principal executive offices)


                                 (212) 492-1100
                        (Registrant's telephone number)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b) PRO FORMA FINANCIAL INFORMATION

-        Consolidated Balance Sheet September 30, 1998 (Unaudited)

- Consolidated Statement of Income for the year ended December 31, 1997 (Unaudited)

- Consolidated Statement of Income for the nine months ended September 30, 1998 (Unaudited)

- Pro Forma Annualized Consolidated Statement of Taxable Income and After Tax Cash Flow for the year ended December 31, 1997

         CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)


                                                                                                  Metagenics      Benjamin
                                                     Historical       ETEC (A)       AMD (B)          (C)         Ansehl (D)
                                                     ----------       --------       -------          ---         ----------
Assets:
Real estate leased to others under the
   operating method                                  $30,449,192                                  $8,536,954     $6,021,000
Equity Investments                                    11,101,219     $ 74,525      $9,012,652
Cash and cash equivalents                              9,015,964      449,035      (8,377,399)    (8,501,174)    (5,900,552)
Other assets                                           1,103,539
                                                     -----------     --------      ----------     ----------     ----------
         Total assets                                $51,669,914     $523,560      $  635,253     $   35,780     $  120,448
                                                     ===========     ========      ==========     ==========     ==========

Liabilities:
Cash overdraft
Accounts payable to affiliates                       $ 1,017,144
Accounts payable and accrued expenses                    183,600
Prepaid rental income and security deposits               74,600
Deferred acquisition fees payable to affiliate           737,005      523,560         635,253         35,780        120,448
Dividends payable                                        897,838
                                                       ---------      -------         -------         ------        -------
         Total Liabilities                             2,910,187      523,560         635,253         35,780        120,448
                                                       ---------      -------         -------         ------        -------

Shareholders' Equity:
Common stock                                               5,730
Additional paid-in capital                            49,467,288
Dividends in excess of accumulated
   earnings                                             (685,091)
                                                     -----------
                                                      48,787,927
Less, common stock in treasury at cost                   (28,200)
                                                     -----------
    Total shareholders' equity                        48,759,727
                                                     -----------     --------        --------        -------       --------
    Total liabilities and shareholders' equity       $51,669,914     $523,560        $635,253        $35,780       $120,448
                                                     ===========     ========        ========        =======       ========



                                                     Contraves
                                                     Brashear (E)      Other (H)          Proforma
                                                     ------------      ---------          --------
Assets:
Real estate leased to others under the
   operating method                                  $6,806,283                         $51,813,429
Equity Investments                                                                       20,188,396
Cash and cash equivalents                            (6,670,157)      $ 19,984,283                0
Other assets                                                                              1,103,539
                                                     ----------       ------------      -----------
         Total assets                                $  136,126       $ 19,984,283      $73,105,364
                                                     ==========       ============      ===========

Liabilities:
Cash overdraft                                                        $ 19,984,283      $19,984,283
Accounts payable to affiliates                                                            1,017,144
Accounts payable and accrued expenses                                                       183,600
Prepaid rental income and security deposits                                                  74,600
Deferred acquisition fees payable to affiliate          136,126                           2,188,172
Dividends payable                                                                           897,838
                                                        -------         ----------       ----------
         Total Liabilities                              136,126         19,984,283       24,345,637
                                                        -------         ----------       ----------

Shareholders' Equity:
Common stock                                                                                  5,730
Additional paid-in capital                                                               49,467,288
Dividends in excess of accumulated
   earnings                                                                                (685,091)

                                                                                         48,787,927
Less, common stock in treasury at cost                                                      (28,200)

    Total shareholders' equity                                                           48,759,727
                                                       --------        -----------      -----------
    Total liabilities and shareholders' equity         $136,126        $19,984,283      $73,105,364
                                                       ========        ===========      ===========

         CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED AND SUBSIDIARIES

                        CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)



                                                                                                                        Burlington
                                                                                                         Contraves         Motor
                                                                             Metagenics     Benjamin      Brashear       Carriers
                                  Historical      ETEC (A)     AMD (B)          (C)        Ansehl (D)       (E)            (F)
                                  ----------      --------     -------          ---        ----------       ---            ---
Revenues:
    Rental income                                                            $1,208,075     $649,750      $643,750      $792,000
    Other interest income
                                                                             ----------     --------      --------      --------
                                                                              1,208,075      649,750       643,750       792,000
                                                                             ----------     --------      --------      --------

Expenses:
    Depreciation                                                                227,750      129,300       154,657       135,982
    Interest                                                                                               319,310
    General and
        administrative             $ 12,225
    Property expenses
                                   --------                                   ---------     --------      --------      --------
                                     12,225                                     227,750      129,300       473,967       135,982
                                   --------                                   ---------     --------      --------      --------
    Income before
        income from equity
        investments                 (12,225)                                    980,325      520,450       169,783       656,018

Income from equity
    investments                                  $1,176,102     $872,529
                                   --------      ----------     --------       --------     --------      --------      --------
        Net Income                 $(12,225)     $1,176,102     $872,529       $980,325     $520,450      $169,783      $656,018
                                   ========      ==========     ========       ========     ========      ========      ========




                                  Best Buy Co.,
                                     Inc. (G)         Other (H)       Pro forma
                                     --------         ---------       ---------
Revenues:
    Rental income                   $1,741,990                       $5,035,565
    Other interest income
                                    ----------                      -----------
                                     1,741,990                        5,035,565
                                    ----------                       ----------

Expenses:
    Depreciation                       163,051                          810,740
    Interest                                          $ 131,290         450,600
    General and
        administrative                                                   12,225
    Property expenses
                                    ----------        ---------
                                       163,051          131,290       1,273,565
                                    ----------        ---------      ----------
    Income before
        income from equity
        investments                  1,578,939         (131,290)      3,762,000

Income from equity
    investments                                                       2,048,631
                                    ----------        ---------      -----------
        Net Income                  $1,578,939        $(131,290)     $4,739,021
                                    ==========        =========      ==========

         CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED AND SUBSIDIARIES

                        CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)



                                                                                                                        Burlington
                                                                                                          Contraves       Motor
                                                                             Metagenics    Benjamin       Brashear       Carriers
                                Historical        ETEC (A)       AMD (B)        (C)        Ansehl (D)        (E)           (F)
                                ----------        --------       -------        ---        ----------        ---           ---
Revenues:
    Rental income                $  547,572                                  $  937,768     $487,312      $482,813      $393,800
    Other interest income           605,292
                                 ----------                                  ----------     --------      --------      --------
                                 $1,152,864                                     937,768      487,312       482,813       393,800
                                 ----------                                  ----------     --------      --------      --------

Expenses:
    Depreciation                     63,210                                     170,813       96,975       115,993        62,325
    Interest                          7,862                                                                235,989
    General and
        administrative              319,194
    Property expenses               111,086
                                   --------                                   ---------     --------      --------      --------
                                    501,352                                     170,813       96,975       351,982        62,325
                                   --------                                   ---------     --------      --------      --------
    Income before
        income from equity
        investments                 651,512                                     766,955      390,337       130,831       331,475

Income from equity
    investments                                  $  898,881     $664,832
                                   --------      ----------     --------       --------     --------      --------      --------
        Net Income                 $651,512      $  898,881     $664,832       $766,955     $390,337      $130,831      $331,475
                                   ========      ==========     ========       ========     ========      ========      ========





                               Best Buy Co.,
                                 Inc. (G)         Other (H)      Pro forma
                                 --------         ---------      ---------
Revenues:
    Rental income               $  959,121                       $3,808,386
    Other interest income                         $(605,292)
                                ----------        ---------      ----------
                                   959,121         (605,292)      3,808,386
                                ----------        ---------      ----------

Expenses:
    Depreciation                    98,740                          608,056
    Interest                                         90,606         334,457
    General and
        administrative                                              319,194
    Property expenses                               698,623         809,709
                                ----------        ---------      ----------
                                    98,740          789,229       2,071,416
                                ----------        ---------      ----------
    Income before
        income from equity
        investments                860,381       (1,394,521)      1,736,970

Income from equity
    investments                                                   1,563,713
                                ----------        ---------      -----------
        Net Income              $  860,381        $(789,229)     $3,300,683
                                ==========        =========      ==========

         CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED AND SUBSIDIARIES

                  PRO FORMA ANNUALIZED CONSOLIDATED STATEMENT
                   OF TAXABLE INCOME AND AFTER TAX CASH FLOW
                      FOR THE YEAR ENDED DECEMBER 31, 1997









Consolidated pro forma net income and taxable income for the year ended
December 31, 1997 (I)                                                                          $4,739,021
Add:    Depreciation expense per pro forma statement of income                                    810,740
        Difference between taxable income of equity investments and cash
         generated (J)                                                                            510,173
Less:   Principal paid (K)                                                                        (55,358)
                                                                                               ----------
                                                                                               $6,004,576
                                                                                               ==========

1.  BASIS OF PRESENTATION


         The unaudited consolidated pro forma financial statements of Corporate Property Associates 14 Incorporated and subsidiaries (the "Company") have been prepared based on the historical financial statements of the Company. The pro forma unaudited consolidated balance sheet of the Company at September 30, 1998 has been prepared as if the purchase of properties net leased to Benjamin Ansehl Co. ("Benjamin Ansehl") and Contraves Brashear L.P. ("Contraves Brashear") and the equity interest in a limited liability company owning property net leased to Advanced Micro Devices, Inc. ("AMD"), completion of build-to-suit construction on a property net leased to Metagenics Incorporated ("Metagenics") and completion of a build-to-suit facility net leased to Etec Systems, Inc. ("Etec") in which the Company will ultimately own a 49.99% interest. The unaudited pro forma consolidated statements of income for the year ended December 31, 1997 and the nine-month period ended September 30, 1998 have been prepared as if the acquisition of all properties and the completion of construction as well as any related mortgage financing occurred on January 1, 1997. The pro forma statements of income include properties net leased to Burlington Motor Carriers, Inc. ("Burlington Motor Carriers") and Best Buy Co., Inc. ("Best Buy") that the Company purchased prior to the pro forma balance sheet date. The Company owned no property prior to January 1, 1997.

         Adjustments have been presented to reflect the Company's asset management and performance fees and interest expense at the rate of 6% per annum on its subordinated acquisition fees payable. For pro forma purposes, the Company eliminates interest income on uninvested cash; however, the Company would still have had substantial cash resources as additional shares of common stock were issued subsequent to September 30, 1998. Because the Company commenced its offering of common stock in December 1997 and did not own any property at that time, the general and administrative expenses presented in the pro forma statement of operations for the year ended December 31, 1997 would not reflect such expenses for a full year of Company operations. In management's opinion, all adjustments necessary to reflect the effects of the aforementioned acquisitions and completions of build-to-suit construction projects have been made. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of the Company.

         The pro forma financial results are not necessarily indicative of the financial condition or the results of operations had the acquisitions and completion of construction and related mortgage financing occurred on January 1, 1997 or prior, nor are they necessarily indicative of the financial position or results of operations for future periods.


2. PRO FORMA ADJUSTMENTS

         A. The Company will own an interest in a limited liability company ("LLC"), reflecting a 49.99% interest in a building leased to Etec ("Project II"). Corporate Property Associates 12 Incorporated (CPA:12"), an affiliate, owns the remaining interest in the LLC consisting of a 50.01 % interest in Project II and a 100% interest in the land and all other buildings at the Etec property. The LLC's lease with Etec is for all of the buildings, however, the LLC agreement provides that the Company's economic interest is for 49.99% interest in the Project II building with all remaining economic interests retained by CPA:12. The cost of Project II is estimated to be $52,356,000 including fees, however, the ultimate cost may be less. Project II rent will based on the amount necessary to amortize the cost of the building, net of acquisition fees - estimated to be $50,000,000, over the term of the lease at an interest rate of 7.98%. For pro forma purposes, we have used an amortization period of 180 months resulting in an initial annual rent of $5,726,987 and rent for the nine-month period of $4,295,240. The LLC has obtained a commitment for $30,000,000 of limited recourse mortgage financing on Project II at an annual rate of interest of 6.96% based on a 20-year amortization schedule. Based on the mortgage commitment, pro forma interest expense on the mortgage reflect $2,065,413 and $1,515,443 for the year ended December 31, 1997 and the nine months ended September 30, 1998, respectively. Annual depreciation expense on the Project II building of $1,308,900 is computed on a straight-line basis over 40 years and is based on buildings and improvements with a depreciable basis of $52,356,000. Project II pro forma net income for the year ended December 31, 1997 and the nine-month period ended September 30, 1998 is $2,352,674 and $1,798,122, respectively, of which the Company's 49.99% share of equity income is $1,176,102 and $898,881, respectively.


         B. The Company owns an one-third interest in the AMD LLC. AMD LLC owns a property leased to Advanced Micro Devices, Inc. The AMD lease provides for annual rent of $9,145,000. The LLC obtained mortgage financing of $68,250,000 in connection with the purchase of the AMD property. The limited recourse mortgage loan provides for interest an annual rate of 7.78% based on a 30-year amortization schedule. Based on the provisions of the limited recourse mortgage, pro forma interest expense is $5,288,913 and $3,935,380 for the year ended December 31, 1997 and the nine-month period ended September 30, 1998, respectively. Annual depreciation expense of $1,238,500 is computed on a straight-line basis over 40 years and is based on buildings and improvements with a depreciable basis of $49,540,000. Pro forma net income of the LLC for the year ended December 31, 1997 and the nine-month period ended September 30, 1998 is $2,617,587 and $1,994,495, respectively, of which the Company 33.333% share equity interest in income is $872,529 and $664,832, respectively.


         C. The cost of completing the Metagenics facility is estimated to not exceed $11,500,000. Initial annual rent for the Metagenics facility will be in an amount equal to 11% of the cost of construction (including the cost of acquiring the land) but excluding acquisition fees. For pro forma purposes, we have assumed an initial annual rent of $1,208,075 based on a cost, net of fees, of $10,982,500. The lease provides for stated annual rent increases of 3.5%. Annual depreciation expense of $170,813 is computed on a straight-line basis over 40 years and is based on projected building and improvements with a depreciable basis of $6,832,520. Currently, there is no mortgage debt on the property nor has a commitment from a lender for such debt been obtained.


         D. The Benjamin Ansehl lease provides for annual rent of $649,750. Annual depreciation of $129,300 is computed on a straight-line basis over 40 years and is based on buildings and improvements with a depreciable basis of $5,172,000. Currently, there is no mortgage debt on the property nor has a commitment from a lender for such debt been obtained.


         E. The Contraves Brashear lease provides for annual rent of $643,750. The Company has obtained a commitment for $4,225,000 of limited recourse mortgage financing on the Contraves Brashear property at an annual interest rate of 7.5% based on a 25-year amortization schedule. Based on the mortgage commitment, pro forma interest expense for the year ended December 31, 1997 and the nine-month period ended September 30, 1998 is $319,310 and $235,989, respectively. Annual depreciation of $154,657 is computed on a straight-line basis over 40 years and is based on buildings and improvements with a depreciable basis of $6,186,283.

         F. The Burlington Motor Carrier lease provides for annual rent of $792,000. Annual depreciation of $135,982 is computed on a straight-line basis over 40 years and is based on buildings and improvements with a depreciable basis of $5,439,280. The historical results of operations for the nine months ended include rental income and depreciation expense of $200,200 and $39,662, respectively. Currently, there is no mortgage debt on the property nor has a commitment from a lender for such debt been obtained.


         G. The Best Buy lease provides for annual rent of $1,741,990. Annual depreciation of $163,051 is computed on a straight-line basis over 40 years and is based on buildings and improvements with a depreciable basis of $6,522,040. The historical results of operations for the nine months ended September 30, 1998 include rental income and depreciation expense of $347,372 and $23,548. Currently, there is no mortgage debt on the property nor has a commitment from a lender for such debt been obtained.


         H. For pro forma purposes, no interest income has been reflected. Even when the Company is fully invested after using substantially all of the proceeds from its offering, it expects to realize interest on its cash balances because of timing differences between collection of rents and payment of dividends to shareholders. However, since the amount of interest income that would be realized had the funds been invested in properties rather than held as cash cannot be reasonably estimated, a pro forma adjustment to eliminate interest has been presented in the accompanying pro forma statements of income. The Company accrues interest on the deferred acquisition fee of $2,188,172 payable to an affiliate. Annual pro forma interest expense is $131,290. For the nine months ended September 30, 1998, interest expense of $7,862 has been reflected in the historical results of operations. The asset management and performance fee payable to the Company's Advisor are each based on 1/2 of 1% of Average Invested Assets of $107,161,040. Pro forma Average Invested Assets include the cost of directly owned properties and the pro rata cost of equity investments less deferred fees payable of $2,188,172. The annual pro forma fees are $1,071,610. Asset management and performance fees of $105,086 are included in the historical results of operations for the nine months ended September 30, 1998.


         I. For the year ended December 31, 1997, there are no pro forma differences between net income for financial reporting purposes and taxable income.

         J. The Company's share of taxable income from its interest in equity investments is expected to differ from its share of equity income for financial reporting purposes. The cash generated from the two investments is expected to be greater than its share of income from these investments. The difference is due to depreciation and is partially offset by the effect of principal amortization on the equity investees' mortgage loans. The Company's pro rata share of depreciation and mortgage principal mortgage amortization from its interest in the Etec and AMD properties is $1,067,111 and $556,938, respectively.


         K. Pro forma mortgage principal amortization is based on the mortgage commitment on the Contraves Brashear property.

                                   SIGNATURES

                         Pursuant to the requirements of the Securities Exchange
Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED




                                  By:/s/  H. Augustus Carey
                                     ------------------------------------------
                                          H. Augustus Carey




Dated: February 11, 1999